UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 4, 2008 (September 4, 2008)
Triangle Capital Corporation

(Exact Name of Registrant as Specified in Its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

001-33130	06-1798488

(Commission File Number)	(I.R.S. Employer Identification No.)

3700 Glenwood Avenue, Suite 530
Raleigh, North Carolina	27612

(Address of Principal Executive Offices)	(Zip Code)
(919) 719-4770

(Registrant’s Telephone Number, Including Area Code)
3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina 27612

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On September 4, 2008, Triangle Capital Corporation (the “Company”) is making a presentation to attendees of the Morgan Keegan 2008 Equity Conference at the Peabody Hotel in Memphis, Tennessee. A copy of the presentation, as well a copy of the press release announcing the presentation’s availability on the Company’s website, are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.
     In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2), shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
99.1	Presentation dated September 4, 2008

99.2	Press Release Dated September 4, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Triangle Capital Corporation
Date: September 4, 2008	By:	/s/ Steven C. Lilly
Steven C. Lilly
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Presentation dated September 4, 2008

99.2	Press Release Dated September 4, 2008